UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

ESP Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1003 South Hugh Wallis Road, Suite G-1

Lafayette. Louisiana 70508
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(337) 456-4569

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

On March 10, 2016, ESP Resources, Inc. (the “Company” and/or the “Debtor”) filed a voluntary petition (the “Voluntary Petition”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) Case No. 16-60021-H2-11 seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The Company’s bankruptcy case is being jointly administered with that of ESP Petrochemicals, Inc. under Case No. 16-60020-H2-11.

Since its filing, the existing board of directors and officers of the Company have continued to operate its business in the ordinary course as a “debtor-in-possession,” subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESP Resources, Inc.

Dated: April 14, 2016	By:	/s/ David Dugas
	Name:	David Dugas
	Title:	Chief Executive Officer

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